UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 10, 2005

SONICWALL, INC.
(Exact name of registrant as specified in its charter)

California	000-27723	77-0270079
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1143 Borregas Avenue Sunnyvale, California	94089
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(408) 745-9600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. FINANCIAL STATEMENTS AND EXHIBITS.

On February 10, 2005, the Registrant issued a press release announcing financial results for its fiscal quarter ended December 31, 2004. A copy of the Registrant’s press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Current Report.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

(c) Exhibits

Exhibit Number	Description

99.1	Text of press release issued by SonicWALL, Inc., dated February 10, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONICWALL, INC.
(Registrant)

By:	/s/ Robert B. Knauff
Chief Accounting Officer

Date: February 10, 2005

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Text of press release issued by SonicWALL, Inc., dated February 10, 2005.*

*	This exhibit is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.